EXHIBIT 24(a)
POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer and director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ C. M. Connor
C. M. Connor
Chairman and Chief Executive Officer, Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ S. P. Hennessy
S. P. Hennessy
Senior Vice President — Finance and Chief Financial Officer

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S. P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 8, 2011	/s/ A. J. Mistysyn
A. J. Mistysyn
Vice President — Corporate Controller

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ A. F. Anton
A. F. Anton
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 14, 2011	/s/ J. C. Boland
J. C. Boland
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ D. F. Hodnik
D. F. Hodnik
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ T. G. Kadien
T. G. Kadien
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ S. J. Kropf
S. J. Kropf
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 15, 2011	/s/ G. E. McCullough
G. E. McCullough
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ A. M. Mixon, III
A. M. Mixon, III
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ C. E. Moll
C. E. Moll
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ R. K. Smucker
R. K. Smucker
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the SEC, an Annual Report on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Annual Report on Form 10-K and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: February 16, 2011	/s/ J. M. Stropki, Jr.
J. M. Stropki, Jr.
Director